United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 2, 2019

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  001-38884                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Securities registered pursuant to Section 12(b) of the Act:

 Title of classSymbolName of exchange on which registered

Common stock  FRAF    Nasdaq Capital Market

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01Changes in Registrant’s Certifying Accountant

(b) Newly Appointed Independent Registered Public Accounting Firm

As previously announced, on May 24, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of Franklin Financial Services Corporation (the “Corporation”), approved the selection of Crowe LLP (“Crowe”) to serve as the Corporation’s new independent registered public accounting firm for and with respect to the year ending December 31, 2019. On June 27, 2019, upon completion of its standard client acceptance procedures, Crowe was formally engaged by the Audit Committee as the Corporation’s independent registered public accounting firm.

During the years ended December 31, 2018 and 2017, and the subsequent interim period through the selection of Crowe as the Corporation’s independent registered public accounting firm, neither the Corporation nor anyone on its behalf consulted with Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, and no written report or oral advice was provided to the Corporation that Crowe concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement or a reportable event with its predecessor independent registered public accounting firm (as described in Item 304(a)(1)(v) of Regulation S-K, respectively).

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry

           Timothy G. Henry,

           President and Chief Executive Officer

Dated: July 2, 2019